UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 26, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                  1-10863            13-3473472
    (State or other jurisdiction     (Commission       (IRS Employer
         of incorporation)           File Number)    Identification No.)


                    631 SOUTH RICHLAND AVENUE, YORK PA    17403
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (717) 771-7890


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Item 5.  OTHER EVENTS


On September 26, 2003, York issued a press release announcing the election of a new Director to the Board of Directors. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

         99. 1 Press release, dated September 26, 2003, issued by York International Corporation.


________________________________________________________________________________

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authororized.


                                                  York International Corporation
                                                  (Registrant)


Date:  September 30, 2003                         By:  /s/ C. David Myers
                                                       ------------------
                                                       C. David Myers
                                                       President





Exhibit Index

99.1     Press release, dated June 24, 2003, issued by York International
         Corporation.